UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 7, 2016

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2016, EnteroMedics, Inc. (the “Company”) announced that Scott Youngstrom would become the Company’s Chief Financial Officer and Chief Compliance Officer, effective October 3, 2016. Mr. Youngstrom will succeed Greg Lea, EnteroMedics’ current Chief Financial Officer and Chief Compliance Officer, who will be retiring from the Company effective October 3, 2016, as previously announced.

Mr. Youngstrom, age 56, has over 25 years of strategic financial and operational experience in a variety of medical device companies, serving most recently as the Chief Financial Officer and Vice President, Finance at Galil Medical Inc., a leading developer of cryotherapy technology, from 2014 until its sale to BTG plc in 2016. Prior to Galil Medical, Mr. Youngstrom served as Vice President, Chief Operating Officer, and Chief Financial Officer from 2009 through 2014 at DGIMED Ortho, Inc., a developer of orthopedic medical devices. Mr. Youngstrom also previously served as Chief Financial Officer and Vice President, Finance with Anulex Technologies, Inc., Enpath Medical Inc., Compex Technologies, Inc., Acist Medical Systems, Inc. and Cardiotronics Systems Inc. Mr. Youngstrom serves on the Board of Directors of InnoVision, Inc. and received a Bachelor of Arts in Accounting from the University of Northern Iowa.

Mr. Youngstrom will receive an annual salary of $300,000 and will be eligible for the Company’s standard benefit plans and programs. Additionally, Mr. Youngstrom will be eligible to receive an annual bonus under the Company’s management incentive program (“MIP”) of up to 45% of his annual salary, based on his achievement of certain milestones established under the MIP. Mr. Youngstrom will also be eligible to receive stock options and other equity awards under the Company’s Amended and Restated 2003 Stock Incentive Plan. Mr. Youngstrom does not have a direct or indirect material interest in any currently proposed transaction to which the Company is a party, nor has Mr. Youngstrom had a direct or indirect material interest in any such transaction since the beginning of the Company’s fiscal year.

Mr. Youngstrom has no family relationship with any other officer or director of the Company. Neither Mr. Youngstrom nor any immediate family member of Mr. Youngstrom has a material interest in any transaction with the Company involving the payment or receipt of at least $120,000.

A copy of the press release issued in connection with the announcement of the appointment of Mr. Youngstrom is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Chief Financial Officer and Chief Compliance Officer

Date: September 12, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 7, 2016